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                                                                    EXHIBIT 23.4


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Voice Control Systems, Inc.
Dallas, Texas

     We hereby consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-55845), pertaining to the Voice Control Systems, Inc. 1998 Employee Stock Purchase Plan of our report dated January 28, 1999, relating to the financial statements of Voice Control Systems, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998.



                                       /s/ BDO Seidman, LLP



Dallas, Texas
March 30, 1999